POWER OF ATTORNEY

I, the undersigned Trustee of CARILLON SERIES TRUST, a Delaware statutory trust (the “Trust”), hereby severally constitute and appoint each of SUSAN L. WALZER, CAROLYN K. GILL and KATHY KRESCH INGBER, or any one of them, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney-in-fact, with full power to sign and execute for me and in my name in my capacity as Trustee of the Trust, any Registration Statements of the Trust on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all subsequent amendments thereto or any prospectus or statement of additional information forming a part thereof, and any and all supplements or other instruments or exhibits necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all Registration Statements or amendments thereto, or supplements thereto, any prospectus or statement of additional information forming a part thereof, or other instruments or exhibits thereto; to file the same with the Securities and Exchange Commission and the securities regulators of states and territories having jurisdiction over the offer and sale of shares of beneficial interest of the Trust; and generally to do any and all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original but which taken together shall constitute one instrument.

Pursuant to the requirements of the Securities Act of 1933, as amended, witness my hand on the 27th day of April, 2026.

/s/ John Carter	/s/ Jerry A. Webman
John Carter	Jerry A. Webman
Trustee	Trustee

/s/ Liana Marante	/s/ Deborah L. Talbot
Liana Marante	Deborah L. Talbot
Trustee	Trustee

/s/ Camille Alexander	/s/ Christopher Staples
Camille Alexander	Christopher Staples
Trustee	Trustee

/s/ Arvind Rajan	/s/ Scott Weiner
Arvind Rajan	Scott Weiner
Trustee	Trustee